EXHIBIT 99.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of New England Bancshares, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, David J. O'Connor, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


 Date: July 29, 2003                /s/ David J. O'Connor
                                    --------------------------------
                                    David J. O'Connor
                                    President, Chief Executive Officer,
                                    chief financial officer and Director



A signed original of this written statement required by Section 906 has been provided to New England Bancshares, Inc. and will be retained by New England Bancshares, Inc. and furnished to the Securities and Exchange Commmission or its staff upon request.